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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 30, 2000
                        (Date of earliest event reported)




                            BELL ATLANTIC CORPORATION
                         (D/B/A VERIZON COMMUNICATIONS)
             (Exact name of registrant as specified in its charter)




          Delaware                         1-8606                            23-2259884
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification No.)
        incorporation)


1095 Avenue of the Americas,
New York, New York                                                              10036
(Address of principal executive offices)                                      (Zip Code)
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       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         On June 30, 2000, Bell Atlantic Corporation ("Bell Atlantic"), a
         Delaware corporation, and GTE Corporation ("GTE"), a New York corporation, consummated a merger (the "Merger") whereby Beta Gamma
         Corporation ("Merger Subsidiary"), a New York corporation and a wholly-owned subsidiary of Bell Atlantic, was merged with and into GTE pursuant to an Agreement and Plan of Merger ("the Merger Agreement"), dated as of July 27, 1998, by and among Bell Atlantic, Merger
         Subsidiary and GTE. As a result of the Merger, GTE has become a wholly-owned subsidiary of Bell Atlantic. The combined company will be doing business as Verizon Communications.

         Prior to the Merger, the assets of GTE, through GTE's subsidiaries were used to provide a broad range of telecommunications and telecommunications-related services. Verizon Communications intends to continue such uses for the assets of GTE.

         Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $.05 per share, of GTE
         ("GTE Common Stock") was converted into the right to receive 1.22 shares of common stock, par value $0.10 per share, of Bell Atlantic
         ("Bell Atlantic Common Stock"). Bell Atlantic will issue approximately
         1,175 million shares of Bell Atlantic Common Stock in exchange for the shares of GTE Common Stock. In addition, each option to purchase GTE
         Common Stock outstanding under GTE's stock option plans was converted into an option to purchase the number of shares of Bell Atlantic Common
         Stock equal to the number of shares of GTE Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly. Bell Atlantic's
         Common Stock will be listed on the New York Stock Exchange under the symbol VZ.

         Effective upon the close of the Merger, the Board of Directors of Bell
         Atlantic (the "Board") contains 16 members, one-half of whom have been designated by Bell Atlantic and one-half of whom have been designated by GTE. Joining Richard L. Carrion, Helene L. Kaplan, Joseph Neubauer,
         Thomas H. O'Brien, Hugh B. Price, Ivan G. Seidenberg, Walter V. Shipley and John R. Stafford, all of whom were elected to the Board, effective
         May 24, 2000, by the shareholders of Bell Atlantic, are James R.
         Barker, Edward H. Budd, Robert F. Daniell, Charles R. Lee, Sandra O.
         Moose, Russell E. Palmer, John W. Snow and Robert D. Storey, all of whom were directors of GTE prior to the Merger and have been elected to the Board pursuant to the Merger Agreement.

         At the time of the Merger, employment agreements with each of Charles
         R. Lee and Ivan G. Seidenberg were in effect as provided in the Merger
         Agreement. Mr. Lee, who was Chairman and Chief Executive Officer of GTE prior to the Merger, is now Chairman and Co-Chief Executive Officer of Verizon Communications, and Mr. Seidenberg, who was Chairman and Chief
         Executive Officer of Bell Atlantic prior to the Merger, is now
         President and Co-Chief Executive Officer of Verizon Communications.

Item 5.  Other Events

         All information concerning GTE which has been filed with the Securities and Exchange Commission (the "SEC") as part of GTE's Annual Report on
         Form 10-K, filed March 30, 2000 (File No. 1-2755) for the year ended
         December 31, 1999, and all other reports filed by GTE pursuant to the Securities Exchange Act of 1934 since the end of the fiscal year covered by such report, are incorporated herein by reference.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  The (i) consolidated audited balance sheets of GTE as of December 31, 1998 and 1999 and (ii) consolidated statements of income and cash flows of GTE for the fiscal years ended
                  December 31, 1997, 1998 and 1999 have been filed with the SEC as part of GTE's Annual Report on Form 10-K, filed March 30,
                  2000 (File No. 1-2755), and are incorporated by reference.

                  The (iii) unaudited consolidated balance sheet of GTE as of March 31, 2000 and (iv) unaudited consolidated statements of income and cash flows of GTE for the three months ended March
                  31, 1999 and 2000 have been filed with the SEC as part of GTE's Quarterly Report on Form 10-Q, filed May 12, 2000 (File
                  No. 1-2755), and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The (i) pro forma combined condensed statements of income of Bell Atlantic and GTE for the three months ended March 31, 1999 and 2000, and the years ended December 31, 1997, 1998 and 1999; and (ii) pro forma combined condensed balance sheets of Bell Atlantic and GTE as of December 31, 1998 and 1999 and
                  March 31, 2000 (to be filed in an amendment to this Form 8-K as soon as practicable, but not later than 75 days after the date of consummation of the Merger).

         (c)      Exhibits.

                  3.1      Certificate of Amendment to Restated Certificate of
                           Incorporation of Bell Atlantic.

                  3.2      Bylaws, as Amended, of Bell Atlantic.

                  23       Consent of Arthur Andersen LLP.

                  99.1     Press Release, dated June 30, 2000, issued by Verizon
                           Communications.

                  99.2     Press Release, dated June 30, 2000, issued by Verizon
                           Communications.

                  99.3 Consolidated audited balance sheets of GTE as of December 31, 1998 and 1999 and consolidated statements of income and cash flows of GTE for the fiscal years ended December 31, 1997, 1998 and 1999
                           (incorporated by reference to GTE's Annual Report on Form 10-K, filed March 30, 2000, File No. 1-2755).

                  99.4 Unaudited consolidated balance sheet of GTE as of March 31, 2000 and unaudited consolidated statements of income and cash flows of GTE for the three months ended March 31, 1999 and 2000 (incorporated by reference to GTE's Quarterly Report on Form 10-Q, filed May 12, 2000, File No. 1-2755).



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Bell Atlantic Corporation
                                            ------------------------------------
                                                        (Registrant)


Date: June 30, 2000                                /s/ MARIANNE DROST
     --------------                         ------------------------------------
                                                       Marianne Drost
                                               Senior Vice President, Deputy
                                                     General Counsel and
                                                     Corporate Secretary



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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
3.1               Certificate of Amendment to Restated Certificate of
                  Incorporation of Bell Atlantic.

3.2               Bylaws, as Amended, of Bell Atlantic.

23                Consent of Arthur Andersen LLP.

99.1              Press Release, dated June 30, 2000, issued by Verizon
                  Communications.

99.2              Press Release, dated June 30, 2000, issued by Verizon
                  Communications.

99.3              Consolidated audited balance sheets of GTE as of December 31,       Incorporated herein by reference
                  1998 and 1999 and consolidated statements of income and cash        to GTE's Annual Report on
                  flows of GTE for the fiscal years ended December 31, 1997,          Form 10-K, filed March 30,
                  1998 and 1999.                                                      2000, File No. 1-2755.

99.4              Unaudited consolidated balance sheet of GTE as of March 31,         Incorporated herein by reference
                  2000 and unaudited consolidated statements of income and cash       to GTE's Quarterly Report on
                  flows of GTE for the three months ended March 31, 1999 and          Form 10-Q, filed May 12, 2000,
                  2000.                                                               File No. 1-2755.
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